--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                               November 30, 1995

Dear Shareholder,

    Since the inception of The BlackRock New Jersey Investment Quality Municipal Trust Inc. in 1993, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.

Sincerely,




Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                               November 30, 1995


Dear Shareholder:

    We are pleased to present the annual report for The BlackRock New Jersey Investment Quality Municipal Trust Inc. ("RNJ" or "the Trust") for the fiscal year ended October 31, 1995. We would like to take this opportunity to review the Trust's strong performance over its fiscal year, from both a stock price and net asset value (NAV) perspective, as well as to review the Trust's portfolio strategy and the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, actively managed closed-end bond fund whose investment objective is to provide high current income exempt from regular federal and New Jersey state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by one of the major ratings agencies or of equivalent quality) municipal debt securities issued by local municipalities throughout New Jersey.

    The Trust's shares are traded on the American Stock Exchange under the symbol RNJ. The table below summarizes the performance of the Trust's stock price and NAV over the fiscal year:

                            ----------------------------------------------------
                            10/31/95   10/31/94   Change     High       Low
--------------------------------------------------------------------------------
Stock Price                 $11.750   $10.625     10.59%    $12.75     $9.875
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $13.46   $11.44      17.66%    $13.52    $10.34
--------------------------------------------------------------------------------
Premium/(Discount) to NAV    (12.70%)  (7.12%)    (5.58%)     1.27%   (16.73%)
--------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the capital markets, which caused interest rates to fall and prices of fixed income securities to increase throughout late 1994 and 1995, has changed the market landscape for fixed income investors. The rally in the Treasury market, sparked by a slowdown in economic growth and modest inflation data, began during the fourth quarter of 1994 and accelerated through the first, second and third quarters of 1995. The perceived threat of inflation diminished as economic reports became increasingly pessimistic during the second quarter. With investor confidence in the value of fixed income securities renewed, market demand accelerated.

    The municipal debt market has posted strong performance in 1995. Yields on municipal securities have declined dramatically from their fourth quarter 1994 levels, led by a 94 basis point drop (0.94%) in the yield on AAA 10-year General Obligation securities from 5.67% on October 31, 1994 to 4.73% on October 31, 1995. A relatively light amount of new issuance this year has also encouraged the rise in price for these securities.

    Concerns over tax reform proposals were apparent for much of this year. Discussions of a "flat tax" on investment income dampened some investor demand for longer maturity municipal debt securities. Some versions of the flat tax proposal would eliminate the current tax benefits of municipal bonds versus their taxable counterparts. At this time, the yields of municipal securities imply the expectation for a flat tax on investment income at approximately 23%. Many economists believe that this may be an overreaction to the actual threat of tax reform given the numerous obstacles in Washington to this legislation. However, BlackRock remains attuned to the current effects of tax reform dialogue on the municipal market, as it may create short term dislocations and present potential buying opportunities for the Trust.

    The New Jersey state economy has shown significant signs of improvement over the last twelve months. Governor Whitman has successfully curbed budget growth while reducing taxes by 15%. This should attract more businesses to the state and has translated into a 2% increase in state employment over the year. The market for New Jesey issues performed well during the first half of the Trust's fiscal year, but heavy new issue supply in the third quarter of 1995 caused the state market to underperform the national municipal market. Looking forward, we expect the New Jersey economy to continue to improve under Governor Whitman's stewardship and the market for New Jersey municipal issues to outperform the national market as supply abates.

The Closed-End Bond Fund Industry

    Due to the strength of the municipal markets this year, closed-end municipal funds have posted dramatic returns on a net asset value basis in 1995 and often outperformed taxable funds for the year. The BlackRock New Jersey Investment Quality Municipal Trust Inc. ranked 33 out of the entire universe of 354 closed-end bond funds for the year ending October 31, 1995, posting a 12-month return on NAV of 25.16% (vs. the average of 17.23%), as reported by Lipper Analytical Services, Inc.

    However, the discount of RNJ's stock price to its NAV, like its peers, indicates that investor interest in the closed-end bond fund market still remains subdued. Lipper Analytical notes that approximately 74% of taxable closed-end bond funds and 93% of municipal closed-end bond funds were trading at discounts to net asset value on October 31, 1995. As investors continue to focus on the rallying stock market over other investment vehicles, the discount to NAV of RNJ persists.

The Trust's Portfolio and Investment Strategy

    BlackRock Financial Management, Inc. manages the Trust's portfolio to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, rotating sectors to benefit from changing market conditions, and controlling the interest rate sensitivity of the Trust relative to a predetermined benchmark. We remain attentive to changes in the market in order to capitalize on opportunities within specific issues or sectors.

    Our investment strategy at the current time reflects the steepness of the AAA municipal yield curve, and the potential for a further decline in rates. The following charts detail the current asset and credit quality allocations of the portfolio, in comparison to the portfolio on October 31, 1994. Our emphasis on certain sectors of the municipal market has changed over the year. For instance, the Trust has decreased its exposure to housing and hospital bonds, in favor of various revenue issues. Also, in terms of credit quality bias, we continue to favor AAA and higher credit quality securities.

                                Sector Breakdown
         ----------------------------------------------------------
            Sector              October 31, 1995  October 31, 1994
         ----------------------------------------------------------
          Miscellaneous Revenue         20%               10%
         ----------------------------------------------------------
          Hospital                      18%               24%
         ----------------------------------------------------------
          Transportation                16%               14%
         ----------------------------------------------------------
          Schools                       11%                -
         ----------------------------------------------------------
          City, County & State          10%               12%
         ----------------------------------------------------------
          Power                         10%                -
         ----------------------------------------------------------
          Housing                        5%               10%
         ----------------------------------------------------------
          Certificates of Participation  5%                5%
         ----------------------------------------------------------
          Water & Sewer                  3%               11%
         ----------------------------------------------------------
          Utility                        2%                7%
         ----------------------------------------------------------
          Building                       -                 5%
         ----------------------------------------------------------
          Industrial                     -                 2%
         ----------------------------------------------------------

     ------------------------------------------------------------------------
       Standard & Poor's/Moody's/Fitch's
               Credit Rating              October 31, 1995  October 31, 1994
     ------------------------------------------------------------------------
                 AAA/Aaa                         53%               36%
     ------------------------------------------------------------------------
                 AA/Aa                           16%               24%
     ------------------------------------------------------------------------
                 A/A                             15%               24%
     ------------------------------------------------------------------------
                 BBB/Baa                         16%               16%
     ------------------------------------------------------------------------

    We look forward to managing the Trust in the coming fiscal year to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New Jersey Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,




Robert Kapito                               Kevin Klingert
Vice Chairman and                           Principal and Municipal
Senior Portfolio Manager                    Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
        The BlackRock New Jersey Investment Quality Municipal Trust Inc.
--------------------------------------------------------------------------------
 Symbol on American Stock Exchange:                          RNJ
--------------------------------------------------------------------------------
 Initial Offering Date:                                 May 28, 1993
--------------------------------------------------------------------------------
 Closing Stock Price as of 10/31/95:                       $11.75
--------------------------------------------------------------------------------
 Net Asset Value as of 10/31/95:                           $13.46
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 10/31/95 ($11.75)1:     6.55%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share2:                  $0.0641
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share2:               $0.7692
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is calculated by annualizing  the current  monthly distribution per share and dividing it by the closing stock price per share. 2The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock New Jersey Investment
Quality Municipal Trust Inc.
Portfolio of Investments
October 31, 1995

---------------------------------------------------------------------------------------------------------------------------------
           Principal                                                                                   Option
Rating*     Amount                                                                                      Call              Value
(Unaudited) (000)                        Description                                                 Provisions+         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS-146.4%
                    New Jersey-132.0%
AAA        $1,000   Morris Cnty. G.O., 5.00%, 7/15/13 .............................................  7/05 at 100       $  950,000
                    New Jersey Econ. Dev. Auth.,
AAA         1,000     Mkt. Trans. Fac., 5.875%, 7/01/11, MBIA .....................................  7/04 at 102        1,026,540
AAA         1,000     Pub Sch. Proj., 5.40%, 8/15/12 ..............................................  8/03 at 102          997,410
BBB-          500     Trigen-Trenton Proj., 6.20%, 12/01/10 ....................................... 12/03 at 102          497,265
                    New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
BBB         1,000     Deborah Heart & Lung Ctr., 6.20%, 7/01/13 ...................................  7/03 at 102        1,012,630
BBB         1,570     Englewood Hosp. & Med. Ctr., 6.50%, 7/01/09 .................................  7/04 at 102        1,622,061
AAA         1,000     Riverview Med. Ctr., 5.50%, 7/01/13, AMBAC ..................................  7/04 at 102          985,180
                    New Jersey Sports & Exposition Auth. Rev., Conv. Ctr. Luxury Tax, Ser. A, MBIA,
AAA         1,000     5.50%, 7/01/22 ..............................................................  7/02 at 102          968,830
AAA         1,000     6.00%, 7/01/12 ..............................................................  7/02 at 102        1,030,100
AAA         1,050   New Jersey St. Ed. Facs. Auth., New Jersey Inst. of Tech. Ser. 95E,
                      5.375%, 7/01/11, MBIA .......................................................  7/05 at 101        1,030,376
AAA         1,000   New Jersey St. Hsg. & Mtge. Fin., Home Buyer, Ser. O, 6.35%, 10/01/27, MBIA ... 10/05 at 101.5      1,014,140
AA+         1,000   New Jersey St. Mun. Auth., Ser. D, 5.50%, 2/15/12 .............................  2/03 at 100        1,000,970
A           1,000   New Jersey St. Tpke. Auth. Rev., Ser. C, 6.50%, 1/01/16 ....................... No Opt. Call        1,098,890
AAA         1,000   New Jersey St. Trans. Sys. Auth., Trust Fund, Ser. B, 5.50%, 6/15/15, MBIA ....  6/05 at 102          989,140
AA          1,000   North Brunswick Twnshp. Brd. of Ed., 6.30%, 2/01/15 ...........................  2/05 at 100        1,058,480
AAA           500   Passaic Valley Swge. Comn., Swr. Sys. Rev., Ser. D, 5.75%,
                      12/01/15, AMBAC ............................................................. 12/02 at 102          504,355
AA-         1,000   Port Authority of NY & NJ, Ser. 74, 6.75%, 8/01/26 ............................  8/01 at 101        1,067,830
AAA         1,000   South Jersey Trans. Auth. Trans. Sys. Rev., Ser. B, 6.00%, 11/01/12, MBIA ..... 11/02 at 102        1,034,030
                                                                                                                      -----------
                                                                                                                       17,888,227
                                                                                                                      -----------
                    Puerto Rico-14.4%
                    Puerto Rico Elec. Pwr. Auth. Rev.,
A-          1,000     Ser. Z, 5.25%, 7/01/21 ...................................................... 7/05 at 100           934,550
A-          1,000     Ser. U, 6.00%, 7/01/14 ...................................................... 7/04 at 102         1,018,370
                                                                                                                        1,952,920
                    Total Investments-146.4% (cost $19,237,010) ...................................                    19,841,147
                    Other assets in excess of liabilities-8.9% ....................................                     1,215,321
                    Liquidation value of preferred stock-(55.3)% ..................................                    (7,500,000)
                                                                                                                      -----------
                    Net Assets Applicable to Common Shareholders-100% .............................                   $13,556,468
                                                                                                                      ===========

* Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
+ Option call provisions: date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         -------------------------------------------------------
                              Key to Abbreviations
           AMBAC-American Municipal Bond Assurance Corporation
           G.O.- General Obligation
           MBIA- Municipal Bond Insurance Association
         -------------------------------------------------------

                       See Notes to Financial Statements.

(Left Column)
-----------------------------------------------------------------
The BlackRock New Jersey Investment
Quality Municipal Trust Inc.
Statement of Assets and Liabilities
October 31, 1995
-----------------------------------------------------------------

Assets

Investments, at value (cost $19,237,010) (Note 1)    $19,841,147

Cash                                                   1,424,321

Receivable for investments sold                          495,115

Interest receivable                                      339,117

Deferred organization expenses and other assets           16,452
                                                     -----------
                                                      22,116,152
                                                     -----------
Liabilities

Payable for investments purchased                      1,034,989

Dividends payable-common stock                            11,495

Advisory fee payable (Note 2)                              6,239

Dividends payable-preferred stock                          5,178

Administration fee payable (Note 2)                        1,783

                                                       1,059,684
                                                     -----------
Net Investment Assets                                $21,056,468
                                                     ===========

Net investment assets were comprised of:

  Common stock:
    Par value (Note 4)                                $   10,071

    Paid-in capital in excess of par                  13,907,459

Preferred stock (Note 4)                               7,500,000
                                                     -----------
                                                      21,417,530

Undistributed net investment income                       15,340

Accumulated net realized loss                           (980,539)

Net unrealized appreciation                              604,137
                                                     -----------
Net investment assets, October 31, 1995              $21,056,468
                                                     ===========
Net assets applicable to common shareholders         $13,556,468
                                                     ===========
Net asset value per share:
  ($13,556,468 / 1,007,093 shares of common
  stock issued and outstanding)                           $13.46
                                                          ======

See Notes to Financial Statements.


(Right Column)
-----------------------------------------------------------------
The BlackRock New Jersey Investment
Quality Municipal Trust Inc.
Statement of Operations
For the Year Ended October 31, 1995
-----------------------------------------------------------------

Net Investment Income

Income

  Interest and discount earned                       $ 1,188,534
                                                     -----------

Expenses

  Investment advisory                                     68,510

  Auction Agent                                           33,000

  Reports to shareholders                                 25,000

  Administration                                          19,574

  Directors                                               12,000

  Transfer agent                                           8,000

  Audit                                                    7,000

  Legal                                                    5,000

  Custodian                                                2,500

  Miscellaneous                                           15,010
                                                     -----------
  Total expenses                                         195,594
                                                     -----------
Net investment income                                    992,940
                                                     -----------
Realized and Unrealized Gain (Loss)
on Investments (Note 3)

Net realized loss on investments                        (280,721)

Net change in unrealized appreciation on
  investments                                          2,381,807
                                                     -----------
Net gain on investments                                2,101,086
                                                     -----------
Net Increase In Net Investment

Assets Resulting from Operations                      $3,094,026
                                                      ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New Jersey Investment
Quality Municipal Trust Inc.
Statements of Changes in Net
Investment Assets
--------------------------------------------------------------------------------

Increase (Decrease)in Net Investment Assets                                         Year Ended October 31,
                                                                                -----------------------------
                                                                                    1995              1994
                                                                                    ----              ----
Operations:

  Net investment income ...................................................... $   992,940        $  983,731

  Net realized loss on investments ...........................................    (280,721)         (689,535)

  Net change in unrealized appreciation (depreciation) on investments ........   2,381,807        (2,439,138)
                                                                               -----------        ----------
  Net increase (decrease) in net investment assets resulting from operations .   3,094,026        (2,144,942)

Dividends:

  To common shareholders from net investment income ..........................    (774,621)         (774,619)

  To preferred shareholders from net investment income .......................    (287,117)         (196,385)

Capital stock transactions:

  Capital charge with respect to initial public offering of shares ...........        -               (6,000)
                                                                               -----------        ----------
    Total increase (decrease) ................................................   2,032,288        (3,121,946)

Net Investment Assets

Beginning of year ............................................................  19,024,180        22,146,126
                                                                               -----------        ----------
End of year .................................................................. $21,056,468       $19,024,180
                                                                               ===========       ===========


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
The BlackRock New Jersey Investment Quality Municipal Trust Inc.
Financial Highlights
----------------------------------------------------------------------------------------------------------------
                                                                                                    For the
                                                                                                    Period
                                                                  For the Year Ended October 31,  June 4, 1993*
                                                                  ------------------------------    Through
PER SHARE OPERATING PERFORMANCE:                                             1995        1994   October 31, 1993
                                                                             ----        ----   ----------------
Net asset value, beginning of period .....................................  $  11.44    $  14.54    $  14.10
                                                                            --------    --------    --------

  Net investment income ..................................................       .99         .98         .31

  Net realized and unrealized gain (loss) on investments .................      2.09       (3.11)        .65
                                                                            --------    --------    --------
Net increase (decrease) from investment operations .......................      3.08       (2.13)        .96
                                                                            --------    --------    --------
Dividends from net investment income to:

  Common shareholders ....................................................      (.77)       (.77)       (.19)

  Preferred shareholders .................................................      (.29)       (.19)       (.04)
                                                                            --------    --------    --------
Total dividends ..........................................................     (1.06)       (.96)       (.23)
                                                                            --------    --------    --------
Capital charge with respect to issuance of common and preferred stock ....        -         (.01)       (.29)
                                                                            --------    --------    --------
Net asset value, end of period** .........................................  $  13.46    $  11.44    $  14.54#
                                                                            ========    ========    ========

Per share market value, end of period** ..................................  $  11.75     $ 10.625   $  14.00
                                                                            ========     ========   ========

TOTAL INVESTMENT RETURN+: ................................................    18.37%      (22.07%)      .64%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS++:

Expenses .................................................................     1.55%       1.35%       1.07%+++

Net investment income ....................................................     7.89%       7.42%       5.22%+++

SUPPLEMENTAL DATA:

Average net assets of common shareholders (in thousands) .................  $ 12,580    $ 13,253    $ 14,431

Portfolio turnover rate ..................................................      163%         88%          7%

Net assets of common shareholders, end of period (in thousands) ..........  $ 13,556    $ 11,524    $ 14,646

Asset coverage per share of preferred stock, end of period ...............  $ 70,188    $126,828    $147,641

Preferred stock outstanding (in thousands) ...............................  $  7,500    $  7,500    $  7,500

------------
  * Commencement of investment operations.
 ** Net asset value and market value are published in The Wall Street Journal each Monday.
  # Net asset value immediately after the closing of the first public offering was $14.01.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the  first  day  and  a sale at the current market value on the last day of each period reported. Dividends and distributions are  assumed for  purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan.  This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
+++ Annualized.
    The information above represents the audited operating performance for a share of common  stock  outstanding,  total  investment return, ratios to average net assets and other supplemental data for the period indicated.  This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock New Jersey Investment
Quality Municipal Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Accounting
Policies

The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on April 12, 1993 as a non-diversified, closed-end management investment company. The Trust had no transactions until May 27, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc., (the "Adviser"). Investment operations commenced on June 4, 1993.

    The Trust's investment objective is to provide high current income exempt from regular federal and New Jersey state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing


(Right Column)

or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures con-

(Left Column)

tracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

Federal Income Taxes: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Deferred Organization Expenses: A total of $16,000 was incurred in connection with the organization of the Trust. These

(Right Column)

costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with the Adviser and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

    The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

    On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio
Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1995 aggregated $31,627,388 and $32,425,072, respectively.

    The federal income tax basis of the Trust's investments at October 31, 1995 was $19,249,397 and, accordingly, net unrealized appreciation for federal income tax purposes was $591,750 (gross unrealized appreciation $595,518; gross unrealized depreciation $3,768).

    For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1995 of approximately $980,000 of which $10,000 will expire in 2001, $690,000 will expire in 2002 and $280,000 will expire in 2003.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

(Left Column)

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 1,007,093 shares outstanding at October 31, 1995, the Adviser owned 7,093 shares.

    Offering   costs   ($94,638)   incurred  in  connection   with  the  Trust's
underwriting of common stock have been charged to paid-in capital in excess of par of the common stock.

    The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 150 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series T7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occured on July 24, 1995.

    The underwriting discounts ($112,500) and offering costs ($75,344) incurred in connection with the Preferred Stock offering have been charged to paid-in capital in excess of par of the common stock.

    Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.20% to 5.50% during the year ended October 31, 1995.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.


(Right Column)

    The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to October 31, 1995, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0641 per common share payable November 30, 1995 to shareholders of record on November 15, 1995.

    For the period November 1, 1995 to November 30, 1995, dividends declared on Preferred Stock totalled $20,397 in aggregate for the outstanding Preferred Stock.

Note 6. Quarterly Data
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Net increase/
                                             Net realized and    decrease in
                                                 unrealized      net investment             Dividends
                              Net investment gains (losses)  on assets resulting Common shares Preferred shares**
                                 income         investments     from operations                                              Period
                                       Per              Per              Per             Per           Per  Share price of    end
    Quarterly         Total          Common           Common           Common          Common        Common  Common stock  net asset
     period           income  Amount  share   Amount   share   Amount   share   Amount  share  Amount share   High    Low    value
    ---------         ------  -------------   --------------   --------------   -------------  ------------ -------------- ---------
November 1, 1993
to January 31, 1994  $291,248 $250,482 $.25   $205,013   $.20    $455,495   $.45  $193,666  $.20  $42,929 $.04 $14 1/4 $13    $14.76

February 1, 1994
to April 30, 1994     285,829  246,592  .24 (2,322,201) (2.31) (2,075,609) (2.06)  193,662   .19   42,572  .04  14 1/4  12     12.46

May 1, 1994
to July 31, 1994      288,399  248,655  .25    333,190    .33     581,845    .58   193,655   .19   52,458  .05  12 1/2  11 1/4 12.80

August 1, 1994
to October 31, 1994   296,652  238,002  .24 (1,344,675) (1.33) (1,106,673) (1.10)  193,636   .19   58,426  .06  12 1/8  11 1/8 11.44

November 1, 1994
to January 31, 1995   297,854  257,093  .26    544,900    .54     801,993    .80   193,664   .19   71,022  .07  11 1/4   9 7/8 11.97

February 1, 1995
to April 30, 1995     298,603  243,159  .24    709,370    .70     952,529    .94   193,664   .19   70,448  .07  12 3/4  11 1/4 12.66

May 1, 1995
to July 31, 1995      299,405  252,125  .25    250,627    .25     502,752    .50   193,640   .19   75,964  .08  12 1/4  11    12.89

August 1, 1995
to October 31, 1995   292,672  240,563  .24    596,189    .60     836,752    .84   193,653   .20   69,683  .07  12 1/8  11 1/8 13.46
------------------------------------------------------------------------------------------------------------------------------------

**For the year ended  October  31,  1995,  the average  annualized  rate paid to preferred shareholders was 3.83%.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock New Jersey Investment Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock New Jersey Investment Quality Municipal Trust Inc. as of October 31, 1995 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 4, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New Jersey Investment Quality Municipal Trust Inc. at October 31, 1995, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP

New York, New York
December 8, 1995

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1995) as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were Federal and New Jersey state tax-exempt interest dividends.

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800)699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The BlackRock New Jersey Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and over 80 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., the nation's twelfth largest banking organization.

What Can the Trust Invest In?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New Jersey Municipal Obligations, which include debt obligations issued by or on behalf of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal income tax and New Jersey gross income tax. New Jersey Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

What is the Adviser's Investment Strategy?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New Jersey Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New Jersey Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in the Trust

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

Special Considerations and Risk Factors Relevant to the Trust

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objective. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

Leverage. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNJ) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Investment Grade Municipal Obligations. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


Closed-End Fund:               Investment vehicle which initially offers a fixed

                               number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount:                      When a fund's net asset value is greater than its
                               stock price the fund is said to be trading at a discount.

Dividend:                      Income generated by securities in a portfolio and
                               distributed to  shareholders  after the deduction
                               of  expenses.   This  Trust   declares  and  pays
                               dividends to common shareholders on a monthly basis.

Dividend Reinvestment:         Shareholders   may   have   all   dividends   and
                               distributions  of  capital  gains   automatically
                               reinvested into additional shares of the Trust.

Market Price:                 Price  per  share  of  a  security  trading in the
                               secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net  Asset  Value  (NAV):      Net  asset  value is the  total  market  value of
                               all  securities  and  other  assets  held  by the
                               Trust,  plus income  accrued on its  investments,
                               minus any liabilities including accrued expenses,
                               divided  by  the  total  number  of   outstanding
                               shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times or
                               The Wall Street Journal each Monday.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

Taxable Trusts
--------------------------------------------------------------------------------------------
                                                                  Stock             Maturity
Perpetual Trusts                                                  Symbol              Date
                                                                  ------            --------
The BlackRock Income Trust Inc.                                    BKT                 N/A
The BlackRock North American Government Income Trust Inc.          BNA                 N/A

Term Trusts
The BlackRock 1998 Term Trust Inc.                                 BBT                12/98
The BlackRock 1999 Term Trust Inc.                                 BNN                12/99
The BlackRock Target Term Trust Inc.                               BTT                12/00
The BlackRock 2001 Term Trust Inc.                                 BLK                06/01
The BlackRock Strategic Term Trust Inc.                            BGT                12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT                12/04
The BlackRock Advantage Term Trust Inc.                            BAT                12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT                12/09


Tax-Exempt Trusts
---------------------------------------------------------------------------------------------
                                                                   Stock             Maturity
Perpetual Trusts                                                   Symbol              Date
                                                                   ------            --------
The BlackRock Investment Quality Municipal Trust Inc.              BKN                 N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA                 N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA                 N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ                 N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY                 N/A

Term Trusts

The BlackRock Municipal Target Term Trust Inc.                     BMN                12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM                12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC                12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF                12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN                12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT                12/10


                     If you would like further information
                 please call BlackRock at (800) 227-7BFM (7236)
                     or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

    BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.







                      If you would like further information

           please do not hesitate to call BlackRock at (800) 227-7BFM

(Left Column)

BlackRock

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Auction Agent Bankers Trust Company
4 Albany Street
New York, NY 10006

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

        The BlackRock New Jersey Investment
               Quality Municipal Trust
    c/o Prudential Mutual Fund Management, Inc.
                    32nd Floor
                One Seaport Plaza
                New York, NY 10292
                 (800) 227-7BFM
                                         09247C-10-7
                                         09247C-20-6

(Right Column)

The BlackRock
New Jersey
Investment Quality
Municipal Trust Inc.
--------------------------------------------
Annual Report
October 31, 1995